Pilgrim's Pride Corporation

Overview of 3rd Quarter of Fiscal 2004 vs Fiscal 2003

July 26, 2004

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; disease outbreaks affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by and as a result of, our substantial leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations affecting our operations as well as competitive factors and pricing pressures; inability to effectively integrate ConAgra's chicken business or realize the associated cost savings and operating synergies currently anticipated; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10K for the fiscal year ended September 28, 2003 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire periods presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to (i) exclude the effects of the restructuring of our turkey operations and other related expenses or (ii) to exclude the effects of the restructuring of our turkey operations and other related expenses and recoveries resulting from our vitamin and methionine litigation and 2002 Avian Influenza outbreak. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- We have also included EBITDA in this presentation. EBITDA is presented because we believe that it provides meaningful additional information concerning a company's operating results and its ability to service its long-term debt and to fund its growth, and we believe EBITDA is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.

U.S. Meat Supply Growth - Remains Nominal

	2001	2002	% Change	2003	% Change	2004P	% Change
Beef	26,102	27,090	4%	26,234	(3%)	25,188	(4%)
Pork	19,137	19,664	3%	19,918	1%	20,345	2%
Total Red Meat	45,239	46,754	3%	46,152	(1%)	45,533	(1%)
Chicken	31,266	32,240	3%	32,749	2%	33,943	4%
Turkey	5,513	5,660	3%	5,589	(1%)	5,392	(4%)
Total Poultry	36,779	37,900	3%	38,338	1%	39,335	3%
Total Red Meat And Poultry	82,018	84,654	3%	84,490	(0%)	84,868	0%
Poultry Meat Exported & % Total	6,103	5,293	14.0%	5,451	14.2%	5,406*	13.7%

*Chicken $4,965 + Turkey $441 = $5,406

Source: Sparks report dated July 12, 2004

U.S. Per Capita Consumption

	2001	2002	% Change	2003	% Change	2004P	% Change
Beef	66.2	67.6	2.1%	64.9	(4.0%)	66.3	2.2%
Pork	50.2	51.5	2.6%	51.8	.6%	51.8	0%
Total Red Meat	116.4	119.1	2.3%	116.7	(2.0%)	118.1	1.2%
Chicken	75.5	81.9	8.5%	82.9	1.2%	86.8	4.7%
Turkey	17.5	17.7	1.1%	17.4	(1.7%)	17.0	(2.3%)
Total Poultry	93.0	99.6	7.1%	100.3	0.7%	103.8	3.5%
Total Red Meat And Poultry	209.4	218.7	4.4%	217.0	(.8%)	221.9	2.3%
Chicken Percent Exported	18.0%	15.1%	(13.55%)	15.2%	2.35%	14.63%	(0.6%)

Source: National Chicken Council

Top US Chicken Export Markets

	1999		2000		2001		2002		2003		2004P	
	lbs.	% /lbs.	lbs.	% /lbs.	lbs.	% /lbs.	lbs.	% /lbs.	lbs.	% /lbs.	lbs.	% /lbs.
Russia [1]	709	15.36%	1,262	24.73%	2,304	41.03%	1,521	31.33%	1,458	29.35%	1,301	26.20%
Hong Kong [2]	940	20.36%	918	17.99%	750	13.36%	607	12.51%	308	6.20%	275	5.54%
Mexico [3]	299	6.48%	351	6.88%	381	6.79%	325	6.70%	363	7.31%	422	8.50%
China [2]	126	2.73%	135	2.65%	108	1.92%	157	3.23%	287	5.78%	299	6.02%
Korea [2]	99	2.14%	162	3.17%	226	4.02%	249	5.13%	158	3.18%	151	3.04%
Other	2,443	52.92%	2,275	44.58%	1,846	32.88%	1,995	41.10%	2,394	48.19%	2,517	50.69%
Total	4,616		5,103		5,615		4,854		4,968		4,965	
% of U.S Production:		15.52%		16.73%		17.96%		15.06%		15.17%		14.63%
% Inc.(Dec.) - Exports:		5.03%		10.55%		10.03%		-13.55%		2.35%		-0.06%
% Inc.(Dec.) - Domestic:		7.06%		1.06%		1.02%		6.76%		1.44%		4.31%

(1) Bans in U.S. generally lifted except for DE, TX, MD & PA
(2) Nationwide ban remains in place.
(3) On July 8, 2004 Mexico lifted most restrictions in TX with the exception of 11 counties

July 12, 2004; Source USDA & Sparks Projections

U.S. Industry Outlook

- Pricing environment during (vs. prior year periods):

	1st 9-mo. FY04	3rd Qtr FY04
Dark meat →	+66.57% to $0.317/lb.	+58.73% to $0.339/lb.
Wings →	+74.08% to $1.06/lb.	+61.78% to $1.12/lb.
Breast Meat →	+34.53% to $1.92/lb.	+48.40% to $2.38/lb.

- Export market – recovering from A.I. interruptions
- Grain environment – After moving higher early in year, has now come back significantly
- Favorable competitive meat environment

Chicken Sales – 3rd Quarter

($ in millions)

	Actual			Proforma		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
Prepared Foods:						
Foodservice	$ 461.6	$ 175.5	163.0%	$ 461.6	$ 334.6	38.0%
Retail	48.6	43.3	12.2%	48.6	59.0	-17.6%
Total Prepared Foods	510.2	218.8	133.2%	510.2	393.6	29.6%
Fresh Chicken						
Foodservice	366.1	124.3	194.5%	366.1	299.7	22.2%
Retail	181.2	63.9	183.6%	181.2	148.1	22.3%
Total Fresh Chicken	547.3	188.2	190.8%	547.3	447.8	22.2%
Export and Other						
Prepared Foods	8.3	7.8	6.4%	8.3	10.6	-21.7%
Chicken-Other	55.3	21.0	163.3%	55.3	46.1	20.0%
Total Export and Other	63.6	28.8	120.8%	63.6	56.7	12.2%
Total U.S. Chicken	1,121.1	435.8	157.3%	1,121.1	898.1	24.8%
Total Mexico Chicken	90.7	88.6	2.4%	90.7	88.6	2.4%
Total Chicken Sales	$ 1,211.8	$ 524.4	131.1%	$ 1,211.8	$ 986.7	22.8%

Chicken Sales – 3rd Quarter YTD

($ in millions)

	Actual			Proforma		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
Prepared Foods:						
Foodservice	$ 1,184.7	$ 530.3	123.4%	$ 1,315.6	$1,002.6	31.2%
Retail	157.2	120.0	31.0%	170.0	173.6	-2.1%
Total Prepared Foods	1,342.0	650.3	106.4%	1,485.6	1,176.2	26.3%
Fresh Chicken						
Foodservice	941.8	333.3	182.6%	1,079.8	813.5	32.7%
Retail	472.0	189.0	149.7%	524.2	437.6	19.8%
Total Fresh Chicken	1,413.8	522.3	170.7%	1,604.0	1,251.1	28.2%
Export and Other						
Prepared Foods	26.2	19.5	34.4%	27.8	25.1	10.8%
Chicken-Other	151.3	56.3	168.7%	180.3	131.6	37.0%
Total Export and Other	177.5	75.8	134.2%	208.1	156.7	32.8%
Total U.S. Chicken	2,933.3	1,248.5	135.0%	3,297.7	2,584.0	27.6%
Total Mexico Chicken	268.6	266.9	0.6%	268.6	266.9	0.6%
Total Chicken Sales	$ 3,201.9	$1,515.4	111.3%	$ 3,566.3	$2,850.9	25.1%

Turkey Sales –

($ in millions)	3rd Quarter			3rd Quarter YTD		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
Prepared Foods:						
Foodservice	$ 18.9	$ 18.7	1.1%	$ 62.3	$ 67.0	-7.0%
Retail	11.5	8.4	36.9%	27.4	19.9	37.7%
Total Prepared Foods	30.4	27.1	12.2%	89.7	86.9	3.2%
Fresh Turkey						
Foodservice	9.3	12.1	-23.1%	27.7	38.2	-27.5%
Retail	24.2	30.0	-19.3%	88.6	94.9	-6.6%
Total Fresh Turkey	33.5	42.1	-20.4%	116.3	133.1	-12.6%
Export and Other						
Prepared Foods	0.5	0.3	75.0%	1.6	1.5	6.7%
Turkey-Other	1.9	2.8	-32.1%	6.2	7.6	-18.4%
Total Export and Other	2.4	3.1	-22.6%	7.7	9.1	-15.4%
Total Turkey Sales	$ 66.3	$ 72.3	-8.3%	$ 213.7	$ 229.1	-6.7%

Earnings per Share

	FY2004	FY2003	%Change
Actuals			
3rd Quarter	$ 0.15	$ 0.42	-64%
3rd Quarter Year to Date	$ 0.86	$ 0.75	15%
Proforma			
3rd Quarter	$ 0.15	$ 0.08	88%
3rd Quarter Year to Date	$ 1.00	$ (0.02)	NM

Earnings per Share – Adjusted

Excluding the effects of turkey restructuring and other related charges (see slides 17 & 18)

	FY2004	FY2003	%Change
Adjusted Actuals (*)			
3rd Quarter	$ 0.75	$ 0.42	79%
3rd Quarter Year to Date	$ 1.51	$ 0.75	101%
Adjusted Proforma (*)			
3rd Quarter	$ 0.80	$ 0.08	900%
3rd Quarter Year to Date	$ 1.65	$ (0.02)	NM

(*) Reflects the Turkey Restructuring and Other Related Charges of $0.60 and $0.65 for the 3rd Quarter and 3rd Quarter Year to Date, respectively, as shown on slides 17 & 18.

Non-Recurring & Other Items Affecting Fiscal 2003-2004

($ in Millions)

Three Months Ended July 3, 2004	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Turkey Restructuring	$ -	$ -	$ -	$ (52.2)	$ (52.2)
Other Charges - Turkey	-	-	-	(11.7)	(11.7)
Total	$ -	$ -	$ -	$ (63.9)	$ (63.9)
EPS Effect, net				$ (0.60)	$ (0.60)

Three Months Ended June 28, 2003	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Avian Influenza	$ 0.1	$ -	$ 0.1	$ -	$ 0.1
Vitamin	-	0.4	0.4		0.4
Methionine	10.2	7.0	17.2		17.2
Recall Effects (estimate)			0.0	(15.0)	(15.0)
Total	$ 10.3	$ 7.4	$ 17.7	$ (15.0)	$ 2.7
EPS Effect, net	0.15	0.10	0.25	(0.20)	0.05

Non-Recurring & Other Items Affecting Fiscal 2003-2004

($ in Millions)

Nine Months Ended July 3, 2004	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Recall Effects (estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.10	0.9	1.0	-	1.0
Turkey Restructuring				(52.2)	(52.2)
Other Charges - Turkey				(11.7)	(11.7)
Total	$ 0.10	$ 0.9	$ 1.0	$ (83.9)	$ (82.9)
EPS Effect, net	0.00	0.01	0.01	(0.83)	(0.82)

Nine Months Ended June 28, 2003	Non-Recurring	Miscellaneous Net	Effect on Income	Expenses	Effect on Net Income (Loss) Before Taxes
Avian Influenza	$ 16.1	$ -	$ 16.1	$ (7.3)	$ 8.8
Vitamin	1.6	22.8	24.4		24.4
Methionine	18.3	12.6	30.8		30.8
Recall Effects (estimate)			0.0	(22.5)	(22.5)
Total	$ 36.0	$ 35.4	$ 71.3	$ (29.8)	$ 41.5
EPS Effect, net	0.53	0.53	1.06	(0.41)	0.65

Sales by Segment – 3rd Quarter

($ in millions)

	Actuals			Proforma	
	FY2004	FY2003	%Change	FY2003	%Change
Total U.S. Chicken	$ 1,121.1	$ 435.8	157.3%	$ 898.1	24.8%
Total Mexico Chicken	90.7	88.6	2.4%	88.6	2.4%
Total Chicken Sales	$ 1,211.8	$ 524.4	131.1%	$ 986.7	22.8%
Total Turkey Sales	66.3	72.3	-8.3%	72.3	-8.3%
Sale of Other Products	169.9	55.1	208.3%	192.2	-11.6%
Total Net Sales	$ 1,448.0	$ 651.8	122.2%	$ 1,251.2	15.7%

Sales by Segment – 3rd Quarter YTD

($ in millions)	Actual			Proforma		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
Total U.S. Chicken	$2,933.3	$1,248.4	135.0%	$3,297.8	$2,584.0	27.6%
Total Mexico Chicken	268.6	266.9	0.6%	268.6	266.9	0.6%
Total Chicken Sales	$3,201.9	$1,515.3	111.3%	$3,566.4	$2,850.9	25.1%
Total Turkey Sales	213.7	229.1	-6.7%	213.7	229.1	-6.7%
Sale of Other Products	461.7	165.5	179.0%	558.0	570.7	-2.2%
Total Net Sales	$3,877.3	$1,909.9	103.0%	$4,338.1	$3,650.7	18.8%

Summary Operating Results - Actual

($ In Millions)	Three Months Ended 3Q FY03	Three Months Ended 3Q FY04	Nine Months Ended 3Q FY03	Nine Months Ended 3Q FY04
Sales:				
Chicken and Other Products:				
United States	$ 485.7	$ 1,284.7	$ 1,399.5	$ 3,377.2
Mexico	93.9	97.0	281.3	286.4
Sub Total	$ 579.6	$ 1,381.7	$ 1,680.8	$ 3,663.6
Turkey	72.3	66.3	229.1	213.7
Total	$ 651.9	$ 1,448.0	$ 1,909.9	$ 3,877.3
Growth		122.12%		103.01%
Operating Income:				
Chicken and Other Products:				
United States	$ 26.7	$ 109.9	$ 32.4	$ 231.7
Mexico	8.8	(1.7)	18.9	(4.1)
Sub Total	$ 35.5	$ 108.2	$ 51.3	$ 227.6
Turkey	(19.7)	(71.1)	(49.4)	(98.2)
Sub Total	$ 15.8	$ 37.1	$ 1.9	$ 129.4
Non-recurring recoveries	10.3	-	36.0	0.1
GAAP Operating Income	26.1	37.1	37.9	129.5
Operating Margin	4.01%	2.56%	1.98%	3.34%
Turkey Restructuring & Other Related Charges		63.9		63.9
Adjusted Operating Income	$ 26.1	$ 101.0	$ 37.9	$ 193.4
Operating Margin before Non-recurring recoveries, Turkey Restructuring & Other Related Charges	4.01%	6.98%	1.98%	4.99%

Effects of turkey restructuring and other expenses on the quarter ended July 3, 2004

	As Reported	Turkey Restructuring and Other Related Charges: Specific	In Operations	Total	As Adjusted
Net Sales	$ 1,447,995	$ –	$ –	$ –	$ 1,447,995
Costs and Expenses:					
Cost of sales	1,280,467	–	11,703	11,703	1,268,764
Non-recurring recoveries	–	–	–	–	–
Selling, general and administrative	78,209	–	–	–	78,209
Restructuring charges	52,202	52,202	–	52,202	–
	$ 1,410,878	$ 52,202	$ 11,703	$ 63,905	$ 1,346,973
Operating income	$ 37,117	$ 52,202	$ 11,703	$ 63,905	$ 101,022
Other Expense (Income):					
Interest expense, net	$ 14,690	$ –	$ –	$ –	$ 14,690
Foreign exchange (gain) loss	65	–	–	–	65
Miscellaneous, net	285	–	–	–	285
	$ 15,040	$ –	$ –	$ –	$ 15,040
Income before income taxes	22,077	52,202	11,703	63,905	85,982
Income tax expense	12,263	19,837	4,447	24,284	36,547
Net income	$ 9,814	$ 32,365	$ 7,256	$ 39,621	$ 49,435
Net income per common share – basic and diluted	$0.15	$0.49	$0.11	$0.60	$0.75
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733

In thousands except per share information

Effects of turkey restructuring and other expenses on the nine months ended July 3, 2004

	As Reported	Turkey Restructuring and Other Related Charges Specific	In Operations	Total	As Adjusted
Net Sales	$ 3,877,269	$ –	$ –	$ –	$ 3,877,269
Costs and Expenses:					
Cost of sales	3,505,547	–	11,703	11,703	3,493,844
Non-recurring recoveries	(76)	–	–	–	(76)
Selling, general and administrative	190,160	–	–	–	190,160
Restructuring charges	52,202	52,202	–	52,202	–
	$ 3,747,833	$ 52,202	$ 11,703	$ 63,905	$ 3,683,928
Operating income	$ 129,436	$ 52,202	$ 11,703	$ 63,905	$ 193,341
Other Expense (Income):					
Interest expense, net	$ 40,658	$ –	$ –	$ –	$ 40,658
Foreign exchange (gain) loss	328	–	–	–	328
Miscellaneous, net	1,222	–	–	–	1,222
	$ 42,208	$ –	$ –	$ –	$ 42,208
Income before income taxes	87,228	52,202	11,703	63,905	151,133
Income tax expense	34,178	19,837	4,447	24,284	58,462
Net income	$ 53,050	$ 32,365	$ 7,256	$ 39,621	$ 92,671
Net income per common share —basic and diluted	$0.86	$0.53	$0.12	$0.65	$1.51
Weighted average shares outstanding	61,376,254	61,376,254	61,376,254	61,376,254	61,376,254

In thousands except per share information

Summary Operating Results - Proforma

($ in millions)	Three Months Ended		Nine Months Ended	
	3Q FY03	3Q FY04	3Q FY03	3Q FY04
Sales:				
Chicken and Other Products:				
United States	$ 1,085.0	$ 1,284.7	$ 3,140.4	$ 3,837.9
Mexico	93.9	97.0	281.3	286.4
Sub Total	$ 1,178.9	$ 1,381.7	$ 3,421.7	$ 4,124.3
Turkey	72.3	66.3	229.1	213.7
Total	$ 1,251.2	$ 1,448.0	$ 3,650.8	$ 4,338.0
Growth		15.73%		18.82%
Operating Income (Loss):				
Chicken and Other Products:				
United States	$ 19.5	$ 109.9	$ 7.2	$ 255.3
Mexico	8.8	(1.7)	18.9	(4.1)
Sub Total	$ 28.3	$ 108.2	$ 26.1	$ 251.2
Turkey	(19.7)	(71.1)	(49.4)	(98.2)
Sub Total	$ 8.6	$ 37.1	$ (23.3)	$ 153.0
Non-recurring recoveries	10.3	-	36.0	0.1
GAAP Operating Income	$ 18.9	$ 37.1	$ 12.7	$ 153.1
Operating Margin	1.51%	2.56%	0.35%	3.53%
Turkey Restructuring & Other Related Charges		63.9		63.9
Adjusted Operating Income	$ 18.9	$ 101.0	$ 12.7	$ 217.0
Operating Margin before Non-recurring recoveries, Turkey Restructuring & Other Related Charges	1.51%	6.98%	0.35%	5.00%

Results from Operations – 3rd Quarter

($ in millions, except per share figures)

	Actual			Proforma	
	FY2004	FY2003	%Change	FY2003	%Change
Net Sales	$1,448.0	$651.9	122.1%	$1,251.2	15.7%
Net Income	$ 9.8	$ 17.4	-43.7%	$ 5.6	75.0%
EBITDA	$ 64.3	$ 53.1	21.1%	$ 62.9	2.2%
EPS	$ 0.15	$ 0.42	-64.3%	$ 0.08	87.5%
EBITDA Reconciliation					
Net Income	$ 9.8	$ 17.4		$ 5.6	
Add:					
Income Tax Expense (benefit)	12.3	7.7		3.4	
Interest expense, net	14.7	9.4		18.3	
Depreciation and amortization	27.9	18.9		35.9	
Minus:					
Amortization of capitalized financing costs	0.4	0.3		0.3	
EBITDA - as reported	$ 64.3	$ 53.1	21.09%	$ 62.9	2.23%
EBITDA Margin - as reported	4.44%	8.15%		5.03%	

Results from Operations – 3rd Quarter - Continued

($ in millions, except per share figures)

	Actual			Proforma	
	FY2004	FY2003	%Change	FY2003	%Change
EBITDA Reconciliation					
Net Income	$ 9.8	$ 17.4		$ 5.6	
Add:					
Income Tax Expense (benefit)	12.3	7.7		3.4	
Interest expense, net	14.7	9.4		18.3	
Depreciation and amortization	27.9	18.9		35.9	
Minus:					
Amortization of capitalized financing costs	0.4	0.3		0.3	
EBITDA - as reported	$ 64.3	$ 53.1	21.09%	$ 62.9	2.23%
EBITDA Margin - as reported	4.44%	8.15%		5.03%	
Non-recurring Recoveries		-10.3		-10.3	
Turkey Restructuring & Other Related Charge (*)	44.4				
EBITDA - Adjusted	$ 108.7	$ 42.8	153.97%	$ 52.6	106.65%
EBITDA Margin - Adjusted	7.51%	6.57%		4.20%	

(*) Reflects the Asset Impairment portion of the Turkey Restructuring charges.

Results from Operations – 3rd Quarter YTD

($ in millions, except per share figures)

	Actual			Proforma		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
Net Sales	$ 3,877.3	$1,909.9	103%	$4,338.7	$ 3,650.7	19%
Net Income	$ 53.1	$ 31.0	71%	$ 66.3	$ (1.3)	-5200%
EBITDA	$ 213.4	$ 128.3	66%	$ 247.7	$ 152.3	63%
EPS	$ 0.86	$ 0.75	15%	$ 1.00	$ (0.02)	-5100%
EBITDA Reconciliation						
Net Income	$ 53.1	$ 31.0		$ 66.3	$ (1.3)	
Add:						
Income Tax Expense (benefit)	34.1	15.3		42.4	(0.8)	
Interest expense, net	40.7	28.8		45.0	53.5	
Depreciation and amortization	86.9	54.3		95.4	102.0	
Minus:						
Amortization of capitalized financing costs	1.4	1.1		1.4	1.1	
EBITDA - as reported	$ 213.4	$ 128.3	66.33%	$ 247.7	$ 152.3	-13.85%
EBITDA Margin - as reported	5.50%	6.72%		5.71%	4.17%	

Results from Operations – 3rd Quarter YTD - Continued

($ in millions, except per share figures)	Actual			Proforma		
	FY2004	FY2003	%Change	FY2004	FY2003	%Change
EBITDA Reconciliation						
Net Income	$ 53.1	$ 31.0		$ 66.3	$ (1.3)	
Add:						
Income Tax Expense (benefit)	34.1	15.3		42.4	(0.8)	
Interest expense, net	40.7	28.8		45.0	53.5	
Depreciation and amortization	86.9	54.3		95.4	102.0	
Minus:						
Amortization of capitalized financing costs	1.4	1.1		1.4	1.1	
EBITDA - as reported	$ 213.4	$ 128.3	66.33%	$ 247.7	$ 152.3	-13.85%
EBITDA Margin - as reported	5.50%	6.72%		5.71%	4.17%	
Non-recurring Recoveries		-10.3			-10.3	
Turkey Restructuring & Other Related Charges (*)	44.4			44.4		
EBITDA - Adjusted	$ 257.8	$ 118.0	118.47%	$ 292.1	$ 142.0	105.70%
EBITDA Margin - Adjusted	6.65%	6.18%		6.73%	3.89%	

(*) Reflects the Asset Impairment portion of the Turkey Restructuring charges.

Long Term Debt

($ in thousands)	July 3, 2004				September 27, 2003			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 303,127	—	$ 303,127	2011	$ 303,500	—	$ 303,500
Senior unsecured notes, interest at 9 ¼%	2013	100,000	—	100,000	—	—	—	—
Note payable to an insurance company at 6.68%	2012	56,567	—	56,567	2012	58,512	25,000	83,512
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	77,329	—	77,329	—	—	—	—
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	19,000	—	19,000	—	—	—	—
Revolving term/credit facility at LIBOR plus 1.50%, payable monthly	2011	25,000	417,060	442,060				
Revolving term/credit facility – 10 year tranche at LIBOR plus 1.75%, payable monthly	—	Amended and Extended into 2011 facility above			2009	39,188	245,812	285,000
Revolving term/credit facility – 7 year tranche at LIBOR plus 1.50%, payable monthly	—				2008	15,813	99,187	115,000
Industrial revenue bond at variable rate	2012	9,500	—	9,500	—	—	—	—
Industrial revenue bond at variable rate	2019	4,700	—	4,700	—	—	—	—
Other notes payable	VAR	4,249	—	4,249	VAR	1,832	—	1,832
		599,472	$ 417,060	$ 1,016,532		418,845	$ 369,999	$ 788,844
Less current maturities		8,175				2,880		
Total Long-term debt		$ 591,297				$ 415,965		

Other Credit Facilities

($ in thousands)	July 3, 2004				September 27, 2003			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 1.25%, payable monthly	2009	$ -	$ 101,540	$ 150,000	2005	$ -	$ 82,936	$ 100,000
Mexico Revolving Credit Facility	2004	0	30,000	30,000	2004	$0	30,000	30,000
Total Revolving Credit Facilities		$ -	$ 131,540	$ 180,000		$ -	$ 112,936	$ 130,000
Total Debt		$ 599,472	$ 548,600	$ 1,148,072		$ 418,645	$ 482,935	$ 918,644
Receivables Purchase Agreement	2008	$ 125,000	$ -	$ 125,000	2008	$ 58,500	$ 66,500	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 724,472	$ 548,600	$ 1,273,072		$ 477,145	$ 549,435	$ 1,043,644

Capital Expenditures



Maintenance/Other
Expansion
Million $
120
100
80
60
40
20
0
$53.6
$10.3
$43.3
$92.5
$10.3
$82.2
$90.0
$11.2
$2.2
$8.9
$23.5
$2.2
$21.3
$19.9
$4.2
$15.7
$36.1
$8.6
$27.5
$62.7
$8.6
$54.1
$59.9
$10.0
$49.9
$63.9
$8.8
$55.1
FY2003
2003 Proforma
2004 Projection
3Q FY03
3Q FY03 Proforma
3Q FY04
9-Mo FY03
9-Mo FY03 Proforma
9-Mo FY04
9-Mo FY04 Proforma

- The Company projects FY 2004 capital expenditures of approximately $85 - 95 million.

Summary Credit Ratios & Other Information

	FYE 2003	3Q 2003	3Q 2004	9-Mo FY03	9-Mo FY04
EBITDA / Interest Expense	4.58x	5.65x	4.24x	5.03x	5.20x
Adj. EBITDA / Interest Exp. (*)	-	-	7.39x	-	6.34x
Total Debt / EBITDA	2.41x	-	-	3.33x (1)	1.29x (2)
Total Debt / Total Capital	48.4%	-	-	53.3%	41.4%
Net Worth (millions)	$446.7	-	-	$422.2	$849.9
Book Value/Common Share	$10.87	-	-	$10.27	$12.75

(1) Based on Actual LTM @ 6/28/03 EBITDA
(2) Based on Proforma LTM @ 7/3/04 EBITDA
(*) Adj. to include $44.4 million related to the Asset Impairment portion of the Turkey Restructuring charges.